ForeRetirement IV Variable Annuity – I Share

Supplement dated November 14, 2018 to your Prospectus dated May 1, 2018

Capitalized terms not defined herein have the same meanings as in the prospectus for your Contract.

Proposed Portfolio Liquidations

Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio

Global Atlantic Wilshire Dynamic Growth Allocation Portfolio

At a meeting held on May 17, 2018, the Board of Trustees of Forethought Variable Insurance Trust (“FVIT”) approved plans of liquidation (“Plans of Liquidation”), subject to shareholder approval, to liquidate the Global Atlantic Wilshire Dynamic Conservative Allocation Portfolio and the Global Atlantic Wilshire Dynamic Growth Allocation Portfolio, each a fund of FVIT (the “Liquidating Portfolios”).

Contract Owners with Contract Value allocated to the Liquidating Portfolios as of the close of business on August 1, 2018 have been asked to provide voting instructions to Forethought Life Insurance Company, the sole shareholder of the Liquidating Portfolios, on whether to approve the Plans of Liquidation.  The special shareholder meeting to vote on the Plans of Liquidation is scheduled for December 7, 2018.

If the Plan of Liquidation for a given Liquidating Portfolio is approved at the special shareholder meeting, the liquidation (“Liquidation”) of the Liquidating Portfolio will occur on or about December 21, 2018 (the “Liquidation Date”).  Depending on the shareholder vote, it is possible that none, some, or all of the Liquidating Portfolios will be liquidated.

Automatic Reallocations of Contract Value

If the Plan of Liquidation for a given Liquidating Portfolio is approved and you have Contract Value allocated to the Sub-Account investing in that Liquidating Portfolio (a “Liquidating Portfolio Sub-Account”) on the Liquidation Date, such Contract Value will be automatically reallocated to the Sub-Account investing in the Series I shares of the Invesco V.I. Government Money Market Fund (the “Invesco V.I. Government Money Market Fund Sub-Account”).

The Liquidating Portfolio Sub-Accounts were closed to initial and subsequent Premium Payments and transfers of Contract Value on February 16, 2018.  After a Liquidating Portfolio is liquidated, the corresponding Liquidating Portfolio Subaccount will no longer be an investment option under the Contract and all transaction requests related to the Liquidating Portfolio Sub-Account will be rejected as not in good order.

Important Information about the Liquidations and Automatic Reallocations:

•      No Change in Contract Value.  If your Contract Value is automatically reallocated as a result of the Liquidations, your Contract Value immediately before the automatic reallocation will be the same as your Contract Value immediately after the automatic reallocation.  Due to differences in Accumulation Unit Values, the number of units you receive in the Invesco V.I. Government Money Market Fund Sub-Account will be different from the number of units you held in the Liquidating Portfolio Sub-Account(s).

•      Free Transfer Rights.  If you have any Contract Value allocated to a Liquidating Portfolio Sub-Account prior to the Liquidation Date, you may transfer that Contract Value to any other investment option available under your Contract free of charge.  In addition, if you have Contract Value automatically reallocated to the Invesco V.I. Government Money Market Fund Sub-Account as a result of the Liquidations, for 90 days after the Liquidation Date, you will be permitted to transfer that Contract Value to any other investment option available under your Contract free of charge.

Any transfer made within the timeframes noted above (including any automatic reallocation of Contract Value as a result of the Liquidations) will not be counted against any limitation on the number of free transfers that may be performed under your Contract, but such transfers remain subject to all other restrictions on transfers under your Contract, such as frequent trading or market timing restrictions and applicable investment restrictions.

•      Fund Expenses.  Certain costs associated with the Liquidations would be indirectly borne by certain Contract Owners before the Liquidation Date.  Such costs would have the effect of reducing the Contract Values of Contract Owners who are invested in a Liquidating Portfolio Subaccount at the times such costs arise.  As a result, a Contract Owner may incur fewer expenses by transferring his or her Contract Value from a Liquidating Portfolio Sub-Account before the Liquidation Date.

After the Liquidation Date, all Contract Owners with Contract Value allocated to the Invesco V.I. Government Money Market Fund Sub-Account will indirectly bear the fees and expenses of the Invesco V.I. Government Money Market Fund.

•      No Changes in Contract Fees and Charges.  The fees and charges under your Contract will not change as a result of the Liquidations or any automatic reallocation of Contract Value.

•      No Changes in Rights or Obligations.  Your rights, and Forethought Life Insurance Company’s obligations, under the Contract will not be altered in any way by the Liquidations or any automatic reallocation of Contract Value.

•      No Tax Implications Expected.  The tax treatment of your Contract is not expected to change, and no tax liabilities are expected to arise for you, as a result of the Liquidations or any automatic reallocation of Contract Value.

•      Differences in Investment Objectives, Strategies, and Risks.  The investment objective, strategies, and risks of the Invesco V.I. Government Money Market Fund differ materially from those of the Liquidating Portfolios.  Please refer to your fund prospectuses dated April 27, 2018 and April 30, 2018 for the Liquidating Portfolios and the Invesco V.I. Government Money Market Fund, respectively, for additional information.  These prospectuses are also available free of charge at www.globalatlantic.com in the Annuities section for the ForeRetirement IV Variable Annuity – I Share.

•      Automatic Program Enrollments.  As of the Liquidation Date, your enrollments in any of the Contract’s automatic transfer or withdrawal programs (including any Dollar Cost Averaging Program or Systematic Withdrawal Program) that were not previously voided will be automatically updated to replace the Liquidating Portfolio Subaccount with the Invesco V.I. Government Money Market Fund Sub-Account.

•      CDSC Waiver.  For 30 days after the Liquidation Date, with respect to any portion of your Contract Value automatically reallocated to the Invesco V.I. Government Money Market Fund Subaccount as described above, you may withdraw the amount of such Contract Value without payment of any associated CDSC under your Contract.

Despite the limited CDSC waiver, please note that if you take a Partial Withdrawal under your Contract, the Partial Withdrawal may still reduce the value of your death benefit (including under any optional Death Benefit, if elected) or your benefit under the Optional Withdrawal Benefit (if elected) as described in the Contract prospectus.  Please refer to “Section 5. Death Benefits” and “Section 6. Optional Withdrawal Benefits” of your Contract prospectus dated May 1, 2018 for information about how Partial Withdrawals may negatively impact such benefits.  The Contract prospectus is also available at www.globalatlantic.com in the Annuities section for the ForeRetirement IV Variable Annuity – I Share. Please consult with your Financial Intermediary to be sure you fully understand how a Partial Withdrawal will affect your death benefit and any optional rider.

Prospectus Revisions

As of the Liquidation Date, all information and references to the Liquidating Portfolios and the Liquidating Portfolio Sub-Accounts are deleted from your Contract prospectus.

This Supplement Should Be Retained For Future Reference.

FRIV-I-111418-LIQ